UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2002

CITY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

West Virginia	0-17733	55-0619957
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

25 Gatewater Road
Charleston, West Virginia, 25313
(Address of principal executive officers)

(304) 769-1100
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

        Item 5. Other Events

On July 12, 2002, City Holding Company (“the Company”) issued a news release, attached as Exhibit 99, announcing the Company’s earnings for the second quarter of 2002.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements	None
(b) Pro Forma Financial Information	None
(c) Exhibits
99	News Release issued on July 12, 2002

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY HOLDING COMPANY

Date: July 16, 2002
By:    /s/ Michael D. Dean
Michael D. Dean
Senior Vice President - Finance,
Chief Accounting Officer and
Duly Authorized Officer

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